Exhibit 3.4

                                 {COAT OF ARMS}
                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME

                    AND RE-REGISTRATION OF A PRIVATE COMPANY

                              AS A PUBLIC COMPANY

                              Company No. 2530163

The Registrar of Companies for England and Wales hereby certifies that

EXSHELFCO (BDC) LIMITED

formerly registered as a private company having changed its name and having this day been re-registered under the Companies Act 1985 as a public limited company is now incorporated under the name of

BARCLAYCARD FUNDING PLC

and that the company is limited.

Given at Companies House, London, the 19th October 1999

                                                                     {Signature}
                                                                      AJ HARNESS

                                                  For the Registrar Of Companies

                                     {LOGO}
                                COMPANIES HOUSE

                                    {SHIELD}
                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME

                              Company No. 2530163

The Registrar of Companies for England and Wales hereby certifies that

BZW DERIVATIVES LIMITED

having by special resolution changed its name, is now incorporated under the name of

EXSHELFCO (BDC) LIMITED



Given at Companies House, Cardiff, the 30th May 1998

                                                                     {Signature}
                                                                       N. Butler

                                                  For the Registrar of Companies

                                     {LOGO}
                                COMPANIES HOUSE

                                    {SHIELD}
                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME

                              Company No. 2530163

The Registrar of Companies for England and Wales hereby certifies that

BARCLAYS DE ZOETE WEDD DERIVATIVES LIMITED

having by special resolution changed its name, is now incorporated under the name of

BZW DERIVATIVES LIMITED



Given at Companies House, Cardiff, the 1st June 1996

                                                                     {Signature}
                                                                       G. Wookey

                                                  For the Registrar of Companies

                                     {LOGO}
                                COMPANIES HOUSE

                                    {SHIELD}
                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME

                                  No. 2530163

                             I hereby certify that

                          BARSHELFCO (NO. 28) LIMITED

                 having by special resolution changed its name,

                     is now incorporated under the name of

                   BARCLAYS DE ZOETE WEDD DERIVATIVES LIMITED

Given under my hand at the Companies Registration Office,

Cardiff the 10 July 1992

                                                                     {Signature}
                                                                         M. Rose
                                                           an authorised officer

                                    {SHIELD}
                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME

                                  No. 2530163

                             I hereby certify that

                          BARCLAYS STOCKBROKERS LIMITED

                 having by special resolution changed its name,

                     is now incorporated under the name of

                           BARSHELFCO (NO. 28) LIMITED

Given under my hand at the Companies Registration Office,

Cardiff the 2 APRIL 1991

                                                                     {Signature}
                                                               P. Davidson (Mrs)
                                                           an authorised officer

                                    {SHIELD}
                          CERTIFICATE OF INCORPORATION

                               ON CHANGE OF NAME

                                  No. 2530163

                             I hereby certify that

                          BARSHELFCO (NO. 28) LIMITED

                 having by special resolution changed its name,

                     is now incorporated under the name of

                          BARCLAYS STOCKBROKERS LIMITED

Given under my hand at the Companies Registration Office,

Cardiff the 8 FEBRUARY 1991

                                                                     {Signature}
                                                                    F. A. JOSEPH
                                                           an authorised officer

                                    {SHIELD}
                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY

                              Company No. 2530163

                             I hereby certify that

                           BARSHELFCO (NO. 28) LIMITED

              is this day incorporated under the Companies Act 1985

              as a private company and that the Company is limited.


Given under my hand at the Companies Registration Office,

Cardiff the 13 AUGUST 1990

                                                                     {Signature}
                                                                    F. A. JOSEPH
                                                           an authorised officer